STATEMENTS OF INCOME - USD ($)	12 Months Ended
	Jan. 31, 2025	Jan. 31, 2024
Revenues
Arbitration award	$ 71,185,029
Interest	1,955,122	$ 769,398
Total revenues	98,595,651	22,862,029
Expenses
Compensation of Trustees	256,654	257,064
Corporate Trustee's administrative fees	62,500	62,500
Professional fees and expenses:
Legal	3,851,378	2,572,380
Accounting and auditing	238,644	247,443
Mining consultant and field representatives	46,985	42,925
Insurance	276,652	280,855
Annual stock exchange fee	80,020	80,575
Transfer agent's and registrar's fees	4,471	4,693
Other Trust expenses	504,104	330,258
Total expenses	5,321,408	3,878,693
Net income	$ 93,274,243	$ 18,983,336
Weighted Average Number of units outstanding	13,120,010	13,120,010
Net income per unit (Note 2) (in dollars per unit)	$ 7.109	$ 1.447
Royalties under amended lease agreements
Revenues
Royalty Revenue	$ 24,866,656	$ 21,331,166
Royalties under Peters Lease fee
Revenues
Royalty Revenue	$ 588,844	$ 761,465